Schedule A

                         RULE 10f-3 TRANSACTIONS REPORT
                      April 1, 2002 through March 31, 2003
             Affiliated Underwriter: Banc of America Securities, LLC


                                Type of
                               Security*    Date                                 Principal/            Price
Issuer                         (1), (2), Offering   Purchase                      Shares    Price/     Paid         % of  % of Fund
                               (3), (4)  Commenced  Date       Selling Broker**  Purchased  Par        By Fund      Issue   Assets
------------------------------------------------------------------------------------------------------------------------------------

NATIONS FUNDS TRUST
-------------------
NATIONS ASSET ALLOCATION FUND
AOL-Time Warner, 6.15%, 05/01/07    1   04/03/02   04/03/02    JP Morgan Chase      411,000     $99.69    $409,705     0.04%   0.09%
DR Horton, Inc. Corporation,                                   Salomon Smith
 8.50%, 04/15/02                    1   04/04/02   04/04/02        Baney            217,000     $99.17    $215,201     0.01%   0.05%
Standard Pacific, 9.25%, 4/5/12     1   04/10/02   04/10/02    CS First Boston      150,000     $99.20    $148,800     0.10%   0.00%
AT&T Wireless Service Corporation,
 8.25%, 05/01/12                    1   04/11/02   04/11/02    JP Morgan Chase      297,000     $99.50    $295,515     0.01%   0.06%
Capital Auto Receivables Asset
 Trust - 2002B , 4.18%, 10/15/07    1   04/15/02   04/15/02    JP Morgan Chase      734,000     $99.99    $733,955     0.05%   0.16%
                                                                Deutsche Bank
CITEC 2002 - VTI A4,                1   05/09/02   05/09/02     - Alex Brown        900,000    $99.996    $899,966     0.08%   0.19%
Johns Q. Hammons, 8.875%,
 05/15/12                           1   05/14/02   05/14/02     Lehman Bros.        104,000    $100.00    $104,000     0.02%   0.02%
Wells Fargo Financial,                                         Salomon Smith
 4.875%, 6/12/07                    1   06/05/02   06/05/02       Barney            386,000    $99.388    $383,638     0.08%   0.09%
Advance Medical Optics,
 9.25%, 07/15/10                    1   06/13/02   06/13/02     Merrill Lynch        94,000     $98.60     $92,681     0.05%   0.02%
PCA Finance, LLC, 11.875%,
 08/01/09                           1   06/20/02   06/20/02     Goldman Sachs       160,000     $98.22    $157,149     0.10%   0.04%
L-3 Communications Corp.,
 7.65%, 06/15/2012                  1   06/25/02   06/25/02     Lehman Bros.        209,000    $100.00    $209,000     0.03%   0.05%
                                                              Salomon Smith
                                                                 Barney,
Anheuser Busch                      1   10/28/02   10/28/02    UBS Warburg          136,000    $99.289    $135,033     0.05%   0.04%
DuPont Company                      1   11/04/02   11/04/02    Morgan Stanley        94,000    $99.548     $93,575     0.02%   0.03%
                                                                Salomon Smith
IBM Corp. 4.75% 11/29/12            1   11/20/02   11/20/02      Barney               7,000    $98.204      $6,874     0.00%   0.00%
                                                                Salomon Smith
IBM Corp. 5.875% 11/29/32           1   11/20/02   11/20/02      Barney              33,000    $97.658     $32,227     0.00%   0.01%
Household Finance Corp.
 7.35% 11/27/32                     1   11/20/02   11/20/02     JP Morgan            17,000    $99.988     $16,998     0.01%   0.00%
Household Finance Corp.
 6.375% 11/27/12                    1   11/20/02   11/20/02     JP Morgan            30,000    $99.366     $29,810     0.00%   0.01%
                                                              Merrill Lynch,
Metlife 6.5% 12/15/32               1   12/03/02   12/03/02     Wachovia             85,000    $99.203     $84,323     0.01%   0.03%
Goldman Sachs, 4.125%,
 1/15/08                            1   01/06/03   01/06/03    Goldman Sachs         33,000    $99.973     $32,991     0.00%   0.01%
Georgia Pacific Corp.               1   01/23/03   01/23/03    Goldman Sachs         56,000   $100.000     $56,000     0.01%   0.02%
                                                               Salomon Smith
Pulte Homes Inc.                    1   01/29/03   01/29/03       Barney             80,000    $99.051     $79,241     0.03%   0.03%
Cinemark, 9%, 2/1/13                1   02/06/03   02/06/03   Lehman Brothers        13,000   $100.000     $13,000     0.01%   0.00%
TRW Automotive, 9.375%              1   02/06/03   02/06/03     J.P. Morgan          36,000   $100.000     $36,000     0.00%   0.01%
TRW Automotive Inc.,
 11%, 2/15/13                       1   02/06/03   02/06/03     J.P. Morgan          27,000   $100.000     $27,000     0.01%   0.01%
Marsh & McLennan                    1   02/11/03   02/11/03    Goldman Sachs         30,000    $99.761     $29,928     0.01%   0.01%
                                                               Credit Suisse
Potash Corp of Saskatchewan         1   02/27/03   02/27/03     First Boston         23,000    $99.438     $22,871     0.01%   0.01%
Target Corp.                        1   03/03/03   03/03/03     J.P. Morgan          22,000    $99.760     $21,947     0.00%   0.01%
                                                                Salomon Smith
Centerpoint Energy                  1   03/13/03   03/13/03      Barney              28,000    $99.632     $27,897     0.01%   0.01%

NATIONS BOND FUND
AOL-Time Warner, 6.15%, 05/01/07    1   04/03/02   04/03/02   JP Morgan Chase     5,016,000     $99.69   $5,000,200    0.50%   0.09%
DR Horton, Inc. Corporation,                                  Salomon Smith
 8.50%, 04/15/02                    1   04/04/02   04/04/02       Baney           2,149,000     $99.17   $2,131,185    0.09%   0.04%
Standard Pacific, 9.25%, 4/5/12     1   04/10/02   04/10/02   CS First Boston     1,500,000     $99.20   $1,488,000    1.00%   0.02%
AT&T Wireless Service Corporation,
 8.25%, 05/01/12                    1   04/11/02   04/11/02   JP Morgan Chase     3,204,000     $99.50   $3,187,980    0.16%   0.05%
Capital Auto Receivables Asset
Trust - 2002B , 4.18%, 10/15/07     1   04/15/02   04/15/02   JP Morgan Chase     4,725,000     $99.99   $4,724,712    0.34%   0.09%
                                                               Deutsche Bank
CITEC 2002 - VTI A4,                1   05/09/02   05/09/02    - Alex Brown       4,380,000    $99.996   $4,379,836    0.41%   0.08%
Johns Q. Hammons, 8.875%, 05/15/12  1   05/14/02   05/14/02    Lehman Bros.       1,213,000    $100.00   $1,213,000    0.24%   0.02%
Wells Fargo Financial, 4.875%,                                Salomon Smith
 6/12/07                            1   06/05/02   06/05/02      Barney           6,250,000    $99.388   $6,211,750    1.24%   0.14%
Advance Medical Optics, 9.25%,
 07/15/10                           1   06/13/02   06/13/02    Merrill Lynch      1,059,000    $98.60    $1,044,142    0.60%   0.02%
PCA Finance, LLC, 11.875%,
 08/01/09                          1   06/20/02    06/20/02      Goldman Sachs    1,815,000    $98.22    $1,782,657   1.08%    0.04%
L-3 Communications  Corp.,
 7.65%, 06/15/2012                 1   06/25/02    06/25/02      Lehman Bros.     2,390,000   $100.00    $2,390,000   0.32%    0.06%
                                                                 Salomon Smith
Solutia Inc., 11.25%, 7/15/09      1   07/02/02    07/02/02        Barney         1,566,000    $89.99    $1,409,275   0.63%    0.18%
                                                                Salomon Smith
                                                                   Barney,
Anheuser Busch                     1   10/28/02    10/28/02      UBS Warburg      3,373,333   $99.289    $3,349,349   1.12%    0.06%
DuPont Company                     1   11/04/02    11/04/02     Morgan Stanley    2,428,000   $99.548    $2,417,025   0.61%    0.04%
                                                                Salomon Smith
IBM Corp. 4.75% 11/29/12           1   11/20/02    11/20/02        Barney           257,000   $98.204      $252,384   0.01%    0.00%
                                                                Salomon Smith
IBM Corp. 5.875% 11/29/32          1   11/20/02    11/20/02        Barney         1,237,000   $97.658    $1,208,029   0.06%    0.02%
Household Finance Corp.
 7.35% 11/27/32                    1   11/20/02    11/20/02        JP Morgan        462,000   $99.988      $461,945   0.18%    0.01%
Household Finance Corp.
 6.375% 11/27/12                   1   11/20/02    11/20/02        JP Morgan        797,000   $99.366      $791,947   0.08%    0.01%
Pemex Proj Master Trust
 7.375% 12/15/14                   1   12/03/02    12/03/02      Goldman Sachs    1,020,000   $98.332    $1,002,986   0.10%    0.02%
                                                                 Merrill Lynch,
Metlife 6.5% 12/15/32              1   12/03/02    12/03/02        Wachovia       2,114,000   $99.203    $2,097,151   0.26%    0.04%
Georgia Pacific Corp.              1   01/23/03    01/23/03      Goldman Sachs    1,561,000  $100.000    $1,561,000   0.20%    0.03%
                                                                Salomon Smith
Pulte Homes Inc.                   1   01/29/03    01/29/03         Barney        2,171,000   $99.051    $2,150,397   0.72%    0.04%
Cinemark, 9%, 2/1/13               1   02/06/03    02/06/03     Lehman Brothers     391,000  $100.000      $391,000   0.26%    0.01%
TRW Automotive, 9.375%             1   02/06/03    02/06/03       J.P. Morgan     1,033,000  $100.000    $1,033,000   0.11%    0.02%
TRW Automotive Inc., 11%,
 2/15/13                           1   02/06/03    02/06/03       J.P. Morgan       775,000  $100.000      $775,000   0.26%    0.02%
                                                                Credit Suisse
Boeing Co. 5.125 2/15/13           1   02/06/03    02/06/03      First Boston       542,000   $99.458      $539,062   0.09%    0.01%
Marsh & McLennan                   1   02/11/03    02/11/03      Goldman Sachs      875,000   $99.761      $872,909   0.35%    0.02%
                                                                Credit Suisse
Potash Corp of Saskatchewan        1   02/27/03    02/27/03      First Boston       754,000   $99.438      $749,763   0.30%    0.02%
Target Corp.                       1   03/03/03    03/03/03       J.P. Morgan     1,189,000   $99.760    $1,186,146   0.24%    0.03%
                                                                Salomon Smith
Centerpoint Energy                 1   03/13/03    03/13/03         Barney          982,000   $99.632      $978,386   0.22%    0.02%

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL FUND
California St. Dept. Wtr.
 Res. Pwr. 6% 5/1/13               4   11/07/02    11/07/02        JP Morgan      2,000,000  $110.239    $2,204,780   0.03%    1.73%
Golden State Tobacco
 Securitization                    4   01/15/03    01/16/03      Bear Stearns     1,000,000  $100.000    $1,000,000   0.04%    0.71%

NATIONS CALIFORNIA MUNICIPAL FUND
Golden State Tobacco
 Securitization                    4   01/15/03    01/16/03      Bear Stearns     1,500,000   $96.057    $1,440,855   0.06%    0.43%

NATIONS CASH RESERVES
                                                                Deutsche Bank
CITEC 2002-VTI A                   1   05/14/02    05/14/02     - Alex Brown     35,000,000   $100.00   $35,000,000   12.13%   0.03%
HAROT 2002-2 A1                    1   05/21/02    05/21/02        JP Morgan     75,000,000   $100.00   $75,000,000   15.18%   0.07%
                                                                Deutsche Bank
WESTO 2002-2 A1                    1   05/22/02    05/22/02     - Alex Brown     35,000,000   $100.00   $35,000,000   10.00%   0.03%
CARMAX 2002-1 A1                   1   06/14/02    06/14/02        Wachovia      25,000,000   $100.00   $25,000,000   22.73%   0.03%
USAA AutoOwner Trust
 (US AOT 2002-1 A1)                1   09/18/02    09/18/02      Bank One, NA       440,000   $100.00   $44,000,000   24.72%   0.06%

NATIONS CONVERTIBLE SECURITIES FUND
                                                                 Salomon Smith
Alltel Corporation                 1   04/30/02    04/30/02         Barney           97,000    $50.00    $4,850,000   0.39%    0.70%
Sonic Automotive Corporation,
 5.25%, 05/7/09                    1   05/01/02    05/01/02      Merrill Lynch      193,000   $100.00      $193,000   0.15%    0.03%
El Paso Mondatory, 9% Pfd Cvd      1   06/20/02    06/20/02     CS First Boston      79,330    $50.00    $3,966,500   0.02%    0.50%
Century Telephone Convertible
 Bond, 4.75%, 08/01/32             3   08/21/02    08/21/02     JP Morgan Chase     950,000   $100.00      $950,000   0.63%    0.11%
Hartford Financial                                               Salomon Smith
 Services, Pfd 6%                  1   09/09/02    09/09/02         Barney           40,900    $50.00    $2,045,000   0.14%    0.24%
                                                                 Salomon Smith
Advanced Micro Devices Cv.                                          Barney,
 Deb, 4.5% 12/1/07                 1   11/19/02    11/19/02      Merrill Lynch    1,917,000  $100.000    $1,917,000   0.64%    0.22%
Computer Associates
 1.625% 12/15/09                   3   12/06/02    12/06/02        JP Morgan      1,984,000  $100.000    $1,984,000   0.50%    0.22%
Baxter International Pfd 7% Div    1    12/11/02   12/11/02    UBS Paine Webber     145,700     $50.000   $7,285,000   0.01%   0.82%
Tyco A, 2.75, 1/15/18              3    01/07/03   01/07/03     Morgan Stanley   14,550,000    $100.000  $14,550,000   0.58%   1.58%
Tyco B, 3.125, 1/15/23             3    01/07/03   01/07/03     Morgan Stanley    5,000,000    $100.000   $5,000,000   0.40%   0.54%
Micron Technologies, 2.5%
 2/1/10                            1    01/30/03   01/30/03     Lehman Brothers   3,960,000    $100.000   $3,960,000   0.72%   0.44%
Watson Pharm. CVBD 1.75%
 3/15/23 144A                      1    03/04/03   03/04/03     Lehman Brothers   2,970,000    $100.000   $2,970,000   0.59%   0.32%

NATIONS CORPORATE BOND PORTFOLIO
                                                                Salomon Smith
                                                                   Barney,
Anheuser Busch                     1    10/28/02   10/28/02      UBS Warburg         40,000     $99.289      $39,716   0.01%   0.34%
DuPont Company                     1    11/04/02   11/04/02     Morgan Stanley       34,000     $99.548      $33,846   0.01%   0.29%
                                                                Salomon Smith
IBM Corp. 4.75% 11/29/12           1    11/20/02   11/20/02        Barney             7,000     $98.204       $6,874   0.00%   0.06%
                                                                Salomon Smith
IBM Corp. 5.875% 11/29/32          1    11/20/02   11/20/02         Barney           34,000     $97.658      $33,204   0.00%   0.29%
Household Finance Corp.
 7.35% 11/27/32                    1    11/20/02   11/20/02       JP Morgan          14,000     $99.988      $13,998   0.01%   0.12%
Household Finance Corp.
 6.375% 11/27/12                   1    11/20/02   11/20/02       JP Morgan          24,000     $99.366      $23,848   0.00%   0.21%
                                                                 Merrill Lynch,
Metlife 6.5% 12/15/32              1    12/03/02   12/03/02        Wachovia          31,000     $99.203      $30,753   0.00%   0.27%
Florida Power & Light                                            Salomon Smith
 4.85% 2/1/13                      1    12/10/02   12/10/02         Barney           23,000    $100.000      $23,000   0.01%   0.19%
Goldman Sachs, 4.125%,
 1/15/08                           1    01/06/03   01/06/03        Goldman Sachs     26,000     $99.973      $25,993   0.00%   0.22%
                                                                  Salomon Smith
Pulte Homes Inc.                   1    01/29/03   01/29/03          Barney           9,000     $99.051       $8,915   0.00%   0.08%
                                                                 Credit Suisse
Boeing Co. 5.125 2/15/13           1    02/06/03   02/06/03        First Boston       1,000     $99.458         $995   0.00%   0.01%
Marsh & McLennan                   1    02/11/03   02/11/03        Goldman Sachs     14,000     $99.761      $13,967   0.01%   0.12%
                                                                 Credit Suisse
Potash Corp of Saskatchewan        1    02/27/03   02/27/03        First Boston      14,000     $99.438      $13,921   0.01%   0.09%
Target Corp.                       1    03/03/03   03/03/03         J.P. Morgan      57,000     $99.760      $56,863   0.01%   0.40%
Comcast Corp.                      1    03/12/03   03/12/03         J.P. Morgan       6,000     $99.553       $5,973   0.00%   0.04%
                                                                  Salomon Smith
Centerpoint Energy                 1    03/13/03   03/13/03           Barney         22,000     $99.632      $21,919   0.00%   0.13%

NATIONS HIGH INCOME PORTFOLIO
Cinemark, 9%, 2/1/13               1    02/06/03   02/06/03       Lehman Brothers    31,000    $100.000      $31,000   0.02%   0.25%
TRW Automotive, 9.375%             1    02/06/03   02/06/03         J.P. Morgan      82,000    $100.000      $82,000   0.01%   0.65%
TRW Automotive Inc., 11%,
 2/15/13                           1    02/06/03   02/06/03         J.P. Morgan      61,000    $100.000      $61,000   0.02%   0.48%
                                                                   Credit Suisse
Fairpoint Communications           1    03/03/03   03/03/03        First Boston      65,000    $100.000      $65,000   0.03%   0.49%
                                                                   Salomon Smith
Unisys Corp.                       1    03/12/03   03/12/03           Barney         80,000     $99.319      $79,455   0.03%   0.60%
General Maritime                   1    03/17/03   03/17/03         J.P. Morgan      81,000     $98.463      $79,755   0.03%   0.58%

NATIONS HIGH YIELD BOND FUND
                                                                   Salomon Smith
FMC Corporation                    3    10/09/02   10/09/02            Barney     2,085,000     $98.770   $2,059,355   0.70%   0.55%
Dex Media East LLC                 3    10/30/02   10/30/02          JP Morgan      995,000    $100.000     $995,000   0.28%   0.25%
Dex Media East LLC                 3    10/30/02   10/30/02          JP Morgan    1,590,000    $100.000   $1,590,000   0.23%   0.39%
TRW Automotive, 9.375%             1    02/06/03   02/06/03          J.P. Morgan    587,000    $100.000     $587,000   0.06%   0.59%
TRW Automotive Inc.,
 11%, 2/15/13                      1    02/06/03   02/06/03         J.P. Morgan     440,000    $100.000     $440,000   0.15%   0.44%
Cinemark, 9%, 2/1/13               1    02/06/03   02/06/03       Lehman Brothers   222,000    $100.000     $222,000   0.15%   0.22%
                                                                   Credit Suisse
Fairpoint Communications           1    03/03/03   03/03/03       First Boston    1,252,000    $100.000   $1,252,000   0.56%   1.09%
                                                                  Salomon Smith
Unisys Corp.                       1    03/12/03   03/12/03          Barney       1,653,000     $99.319   $1,641,743   0.55%   0.48%
General Maritime                   1    03/17/03   03/17/03        J.P. Morgan    1,691,000     $98.463   $1,665,009   0.68%   0.56%


NATIONS INTERMEDIATE BOND FUND
DuPont Company                    1     11/04/02   11/04/02      Morgan Stanley   1,292,000     $99.548   $1,286,160   0.32%   0.14%
                                                                   Salomon Smith
IBM Corp. 4.75% 11/29/12          1     11/20/02   11/20/02         Barney          929,000     $98.204     $912,315   0.05%   0.10%
Household Finance Corp.
 6.375% 11/27/12                  1     11/20/02   11/20/02       JP Morgan       1,159,000     $99.366   $1,151,652   0.12%   0.13%
Pemex Proj Master Trust
 7.375% 12/15/14                  1     12/03/02   12/03/02       Goldman Sachs     247,000     $98.332     $242,880   0.02%   0.03%
                                                                 Merrill Lynch,
Metlife 6.5% 12/15/12             1     12/03/02   12/03/02        Wachovia       1,052,000     $99.282   $1,044,447   0.13%   0.12%
Goldman Sachs, 4.125%, 1/15/08    1     01/06/03   01/06/03       Goldman Sachs     315,000     $99.973     $314,915   0.02%   0.04%
                                                                   Salomon Smith
Pulte Homes Inc.                  1     01/29/03   01/29/03          Barney         651,000     $99.051     $644,822   0.22%   0.08%
                                                                   Credit Suisse
Boeing Co. 5.125 2/15/13          1     02/06/03   02/06/03       First Boston      379,000     $99.458     $376,946  0.06%   0.05%
Marsh & McLennan                  1     02/11/03   02/11/03       Goldman Sachs     508,000     $99.761     $506,786  0.20%   0.06%
                                                                   Credit Suisse
Potash Corp of Saskatchewan       1     02/27/03   02/27/03       First Boston      435,000     $99.438     $432,555  0.17%   0.05%
Target Corp.                      1     03/03/03   03/03/03        J.P. Morgan       10,000     $99.760       $9,976  0.00%   0.00%
                                                                   Salomon Smith
Centerpoint Energy                1     03/13/03   03/13/03          Barney         444,000     $99.632     $442,366  0.10%   0.05%

NATIONS INTERMEDIATE MUNICIPAL FUND
California St. Dept. Wtr.
 Res. Pwr. 5.5% 5/1/05            4     11/07/02   11/07/02         JP Morgan     1,150,000    $106.334   $1,222,841  0.02%   0.13%
California St. Dept.
 Wtr. Res. Pwr. 6% 5/1/13         4     11/07/02   11/07/02         JP Morgan     2,000,000    $110.239   $2,204,780  0.03%   0.11%
Golden State Tobacco
 Securitization                   4     01/15/03   01/16/03        Bear Stearns   5,500,000     $96.057   $5,283,135  0.21%   0.26%

NATIONS LARGECAP VALUE
El Paso                           1     06/20/02   06/20/02      CS First Boston      6,300      $19.95     $125,685  0.01%   0.77%

NATIONS MIDCAP VALUE
                                                                  Salomon Smith
Temple Inland, CvPfd., 7.5%       1     04/25/02   04/25/02           Barney          8,910      $50.00     $445,500  0.15%   0.37%
Hartford Fianacial Manadatory                                     Salomon Smith
 Convertible Equity               1     09/09/02   09/09/02           Barney         11,280      $50.00     $564,000  0.19%   0.28%
                                                                Morgan Stanley,
                                                                  JP Morgan,
                                                                Doweling, Fox,
                                                               Janney Montgomery
Montpelier Re                     1     10/09/02   10/09/02  Scott, First Boston     46,960     $20.000     $939,200  0.49%   0.47%
                                                                Goldman Sachs,
                                                                Merrill Lynch,
                                                                Smith Barney,
                                                                  JP Morgan,
Platinum Underwriters Holdings    1     10/28/02   10/28/02       First Boston       33,355     $22.500     $750,488  0.11%   0.33%
                                                                   Salomon Smith
Advanced Micro Devices Cv.                                          Barney,
 Deb, 4.5% 12/1/07                1     11/19/02   11/19/02       Merrill Lynch     543,000    $100.000     $543,000  0.18%   0.23%
                                                                 Salomon Smith
                                                                    Barney,
                                                                 Merrill Lynch,
Goodrich Corporation              1     11/20/02   11/20/02        JP Morgan         49,750     $15.280     $760,180  0.38%   0.31%

NATIONS MUNICIPAL INCOME
California St. Dept. Wtr. Res.
 Pwr. 5.125% 5/1/18               4     11/07/02   11/07/02       JP Morgan       2,500,000     $99.207   $2,480,175  0.04%   0.28%
California St. Dept. Wtr. Res.
 Pwr. 5.375% 5/1/18               4     11/07/02   11/07/02       JP Morgan       1,000,000    $106.206   $1,062,060  0.02%   0.12%

NATIONS SHORT-TERM INCOME FUND
AT&T Wireless Service , Inc.
 6.875%, 4/18/05                  1     04/11/02   04/11/02      Merrill Lynch    2,000,000     $99.55   $1,990,920   0.80%   0.30%
Capital Auto Receivables Asset
 Trust - 2002B, 4.18%, 10/15/07   1     04/15/02   04/15/02      JP Morgan Chase  1,310,000     $99.99   $1,309,920   0.09%   0.20%
Capital Auto Receivables Asset                                    Deutsche Bank
 Trust- 2002A A3, 4.03%, 0815/06  1     04/16/02   04/16/02       - Alex Brown    3,000,000     $99.98   $2,999,494   0.30%   0.45%
                                                                  Deutsche Bank
CITEC 2002 - VTI A4,              1     05/09/02   05/09/02       - Alex Brown    2,000,000    $99.996   $1,999,925   0.19%   0.30%
                                                                  Deutsche Bank
CITEC 2002 - VTI, B               1     05/09/02   05/09/02       - Alex Brown    1,750,000     $99.99   $1,749,838   0.16%   0.26%
Household Auto Receivables
 2002-2 A-3                       1     08/21/02   08/21/02        Merrill Lynch     40,007    $99.982      $40,000   0.01%   0.01%
                                                                  Credit Suisse
Pepco Holdings Corp.              1     01/15/03   01/15/03        First Boston   3,000,000    $99.891   $2,996,730   1.00%   0.33%
Bear Stearns & Co.                1     02/11/03   02/11/03       Bear Stearns    2,000,000    $99.947   $1,998,940   0.31%   0.22%
Honda Auto 11/20/06               1     02/19/03   02/19/03       Deutsche Bank   2,000,000    $99.992   $1,999,833   0.13%   0.21%
Bear Stearns & Co.                1     03/19/03   03/19/03       Bear Stearns    3,000,000   $100.072   $3,002,160   0.50%   0.30%


NATIONS SMALLCAP VALUE
Aeropostale                       1     05/15/02   05/15/02       Bear Stearns          788     $18.00      $14,184   0.01%   0.09%
Cumulus Media                     1     05/17/02   05/17/02       Deutsche Bank       5,000     $19.75      $98,750   0.99%   0.58%
Eon Labs                          1     05/22/02   05/22/02      CS First Boston     15,000     $15.00     $225,000   0.16%   1.19%
CTI Molecular Imaging             1     06/20/02   06/20/02      CS First Boston     15,000     $17.00     $255,000   0.14%   0.88%
Hewitt Associates                 1     06/20/02   06/20/02       Goldman Sachs      10,000     $19.00     $190,000   0.09%   0.65%
                                                                 Morgan Stanley,
                                                                    JP Morgan,
                                                                 Doweling, Fox,
                                                               Janney Montgomery
Montpelier Re                     1     10/09/02   10/09/02   Scott, First Boston    13,040    $20.000     $260,800   0.14%   0.53%
                                                                Goldman Sachs,
                                                                 Merrill Lynch,
                                                                  Smith Barney,
Platinum Underwriters                                              JP Morgan,
 Holdings                         1     10/28/02   10/28/02        First Boston       9,260    $22.500     $208,350   0.03%   0.36%

NATIONS SMALL COMPANY FUND
Aeropostale                       1     05/15/02   05/15/02        Bear Stearns      49,212     $18.00     $885,816   0.39%   0.12%
Computer Programs and
Systems, Inc.                     1     05/21/02   05/21/02        Morgan Keegan    100,000     $16.50   $1,650,000   3.33%   0.23%
Triumph Group, Inc.               1     06/07/02   06/07/02        Deutsche Bank     70,000     $40.50   $2,835,000   2.98%   0.40%
                                                                 Goldman Sachs,
                                                                 Merrill Lynch,
                                                                  Smith Barney,
                                                                    JP Morgan
Platinum Underwriters Holdings    1     10/28/02   10/28/02       First Boston      110,000    $22.500   $2,475,000   0.37%   0.39%
AGL Resources                     1     02/11/03   02/11/03      Morgan Stanley      90,697    $22.000   $1,995,334   1.62%   0.37%

NATIONS STRATEGIC INCOME FUND
AOL-Time Warner, 6.15%, 05/01/07  1     04/03/02   04/03/02      JP Morgan Chase    111,000     $99.69    $110,650    0.01%   0.04%
AT&T Wireless Service
Corporation, 8.25%, 05/01/12      1     04/11/02   04/11/02      JP Morgan Chase    110,000     $99.50    $109,450    0.01%   0.04%
Capital Auto Receivables Asset
 Trust - 2002B , 4.18%, 10/15/07  1     04/15/02   04/15/02      JP Morgan Chase    145,000     $99.99    $144,991    0.01%   0.06%
                                                                  Deutsche Bank
CITEC 2002 - VTI A4,              1     05/09/02   05/09/02        - Alex Brown     420,000    $99.996    $419,984    0.04%   0.16%
Wells Fargo Financial,                                            Salomon Smith
 4.875%, 6/12/07                  1     06/05/02   06/05/02           Barney        186,000    $99.388    $184,862    0.04%   0.07%
                                                                  Salomon Smith
                                                                      Barney,
Anheuser Busch                    1     10/28/02   10/28/02        UBS Warburg       73,000    $99.289     $72,481    0.02%   0.03%
DuPont Company                    1     11/04/02   11/04/02      Morgan Stanley      50,000    $99.548     $49,774    0.01%   0.02%
                                                                 Salomon Smith
IBM Corp. 4.75% 11/29/12          1     11/20/02   11/20/02          Barney           4,000    $98.204      $3,928    0.00%   0.00%
                                                                 Salomon Smith
IBM Corp. 5.875% 11/29/32         1     11/20/02   11/20/02          Barney          17,000    $97.658     $16,602    0.00%   0.01%
Household Finance Corp.
 7.35% 11/27/32                   1     11/20/02   11/20/02         JP Morgan         8,000    $99.988      $7,999    0.00%   0.00%
Household Finance Corp.
 6.375% 11/27/12                  1     11/20/02   11/20/02         JP Morgan        13,000    $99.366     $12,918    0.00%   0.01%
                                                                 Merrill Lynch,
Metlife 6.5% 12/15/32             1     12/03/02   12/03/02         Wachovia         43,000    $99.203     $42,657    0.01%   0.00%
Goldman Sachs, 4.125%, 1/15/08    1     01/06/03   01/06/03       Goldman Sachs      27,000    $99.973     $26,993    0.00%   0.01%
                                                                  Credit Suisse
Pepco Holdings Corp.              1     01/15/03   01/15/03        First Boston     106,000    $99.891    $105,884    0.04%   0.05%
                                                                  Salomon Smith
Pulte Homes Inc.                  1     01/29/03   01/29/03           Barney         43,000    $99.051     $42,592    0.01%   0.02%
                                                                  Credit Suisse
Boeing Co. 5.125 2/15/13          1     02/06/03   02/06/03        First Boston       3,000    $99.458      $2,984    0.00%   0.00%
Marsh & McLennan                  1     02/11/03   02/11/03       Goldman Sachs      18,000    $99.761     $17,957    0.01%   0.01%
                                                                  Credit Suisse
Potash Corp of Saskatchewan       1     02/27/03   02/27/03        First Boston      15,000    $99.438     $14,916    0.01%   0.01%
Target Corp.                      1     03/03/03   03/03/03         J.P. Morgan      40,000    $99.760     $39,904    0.01%   0.02%
Comcast Corp.                     1     03/12/03   03/12/03         J.P. Morgan     157,000    $99.553    $156,298    0.02%   0.07%
                                                                  Salomon Smith
Centerpoint Energy                1     03/13/03   03/13/03           Barney         47,000    $99.632     $46,827    0.01%   0.02%

NATIONS VALUE
El Paso                           1     06/20/02   06/20/02      CS First Boston    107,400     $19.95   $2,142,630   0.24%   0.35%


* The following designations identify whether the securities are: (1) part of a Registered Offering; (2) part of an Eligible Foreign Offering; (3) part of an Eligible Rule 144A Offering; or (4) Eligible Municipal Securities, as such terms are defined in the Procedures for Investment Pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

** The Selling Broker is not affiliated with the Affiliated Underwriter.

The amount of securities of any class purchased by a Fund and any other investment companies advised by a Sub-Adviser or Adviser to the Funds may not exceed (i) 25% of the principal amount of the offering of such class or (ii) if an Eligible Rule 144A offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering.

The securities were offered in a firm commitment underwriting (unless a rights offering) and the securities purchased were of an issuer who had been in continuous operations for not less than three years, including predecessors (except for Eligible Municipal Securities).